CONSENT OF ERNST & YOUNG LLP,
                      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts" in the Combined Proxy Statement of Pioneer Balanced VCT Portfolio (a series of Pioneer Variable Contracts Trust), and Prospectus for Class I and Class II shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio (a series of Pioneer Variable Contracts Trust), ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated February 10, 2006 on the financial statements and financial highlights of Pioneer Ibbotson Moderate Allocation VCT Portfolio for the year ended December
31, 2005 in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Ibbotson Moderate Allocation VCT Portfolio. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 5.1(f)) in the Form of Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Ibbotson Moderate Allocation VCT Portfolio's Class I and Class II shares and Pioneer Balanced VCT Portfolio Class I and Class II Shares Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on April 27, 2006 in Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A (File No. 33-84546 ) and is incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Ibbotson Moderate Allocation VCT Portfolio. We also consent to the incorporation by reference of our report, dated February 10, 2006, on the financial statements and financial highlights of Pioneer Ibbotson Moderate Allocation VCT Portfolio and the Pioneer Balanced VCT Portfolio included in the Annual Report to the Shareowners for the year ended December 31, 2005, which is also incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Ibbotson Moderate Allocation VCT Portfolio.

                                                       /s/ ERNST & YOUNG LLP

Boston, Massachusetts
September 29, 2006

                         CONSENT OF ERNST & YOUNG LLP,
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts" in the Combined Proxy Statement of Pioneer Europe VCT Portfolio (a series of Pioneer Variable Contracts Trust), and Prospectus for Class I and Class II shares of Pioneer International Value VCT Portfolio (a series of Pioneer Variable Contracts Trust), ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated February 10, 2006 on the financial statements and financial highlights of Pioneer International Value VCT Portfolio for the year ended December 31, 2005 in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of International Value VCT Portfolio. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 5.1(f)) in the Form of Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer International Value VCT Portfolio's Class I and Class II shares and Pioneer Europe VCT Portfolio's Class I and Class II Shares Statement of Additional
Information on Form N-1A, which was filed with the Securities and Exchange Commission on April 27, 2006 in Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A (File No. 33-84546 ) and is incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer International Value VCT Portfolio. We also consent to the incorporation by reference of our report, dated February 10, 2006, on the financial statements and financial highlights of Pioneer International Value VCT Portfolio and Pioneer Europe VCT Portfolio included in the Annual Report to the Shareowners for the year ended December 31, 2005, which is also incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer International Value VCT Portfolio.

                                                      /s/ ERNST & YOUNG LLP

Boston, Massachusetts
September 29, 2006

                         CONSENT OF ERNST & YOUNG LLP,
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts" in the Combined Proxy Statement of Pioneer AmPac Growth VCT Portfolio (a series of Pioneer Variable Contracts Trust), and Prospectus for Class II shares of Pioneer Oak Ridge Large Cap VCT Portfolio (a series of Pioneer Variable Contracts Trust), ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated February 10, 2006 on the financial statements and financial highlights of Pioneer Oak Ridge Large Cap VCT Portfolio for the year ended December 31, 2005 in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Oak Ridge Large Cap VCT Portfolio. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 5.1(f)) in the Form of Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Oak Ridge Large Cap VCT Portfolio's Class II shares and Pioneer AMPAC Growth VCT Portfolio Class II shares Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on April 27, 2006 in Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A (File No. 33-84546 ) and is incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Oak Ridge Large Cap VCT Portfolio. We also consent to the incorporation by reference of our report, dated February 10, 2006, on the financial statements and financial highlights of Pioneer Oak Ridge Large Cap VCT Portfolio and Pioneer AMPAC Growth VCT Portfolio included in the Annual Report to the Shareowners for the year ended December 31, 2005, which is also incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Oak Ridge Large Cap VCT Portfolio.

                                                       /s/ ERNST & YOUNG LLP

Boston, Massachusetts
September 29, 2006